Supplement dated 7-8-09 to the current Class A, B and C shares Prospectus

Effective July 20, 2009, the following changes shall be made:

Under the heading “Your account,” in the “Sales charge reduction and waivers” section, in the “CDSC waivers” subsection the third bullet point is amended and restated as follows:

  redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

Under the heading “Your account” in the “Opening an account” section the second item is amended and restated as follows:

  2. Determine how much you want to invest. The minimum initial investment for the Class A, B and C shares of the fund is $2,500 except as follows:

  Coverdell ESA’s: $2,000
  there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment group investments: $250
  there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

Under the heading “Your account,” in the “Dividends and account policies” section, the paragraph under the “Small accounts” subsection is amended and restated as follows:

If the value of your account is less than $2,500, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Under the heading “Your account,” in the “Additional investor services” section, the first paragraph under the “Retirement plans” subsection is amended and restated as follows:

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 7-8-09 to the current Statement of Additional Information

Effective July 20, 2009, the following change shall be made:

Under the heading “DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES,” in the “Waiver of Contingent Deferred Sales Charge” section the first bullet point is amended and restated as follows:

  Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the stated minimum in the section “Opening an account” in the prospectus.

You should read this Supplement in conjunction with the Statement of Additional information and retain it for future reference.